Exhibit 10.11
NRDC Acquisition Corp.

[●], 2007

NRDC Capital Management, LLC
3 Manhattanville Road
Purchase, NY  10577

Ladies and Gentlemen:

This letter will confirm our agreement that commencing on [●], 2007, NRDC Capital Management, LLC shall make available to NRDC Acquisition Corp. certain office space situated at 3 Manhattanville Road, Purchase, NY 10577 and general administrative services as may be required by NRDC Acquisition Corp.  In exchange therefor, NRDC Acquisition Corp. shall pay NRDC Capital Management, LLC the sum of $7,500.00 per month.  NRDC Acquisition Corp. will pay NRDC Capital Management, LLC the monthly fee of $7,500.00 on the last day of each month from and including the month in which the initial public offering is completed to and including the earlier of the month in which (i) NRDC Acquisition Corp.’s initial business combination is consummated and (ii) NRDC Acquisition Corp. is liquidated.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

NRDC ACQUISITION CORP.

By:
Name: Richard A. Baker
Title: Chief Executive Officer

Agreed and Accepted

NRDC CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

2